Exhibt 99.1

Stock Redemption Agreement

THIS STOCK REDEMPTION AGREEMENT (this "Agreement") is made effective as of July 7, 2010, by and between Galal Doss, an Egyptian resident with a mailing address of P.O. Box 45, Tenth of Ramadan, Egypt ("Seller") and A.T. Cross Company, a Rhode Island corporation with its principal place of business located at 1 Albion Road, Lincoln, Rhode Island 02865 (the "Company").

WHEREAS, Seller is the owner of 2,763,5811 shares of Class A common stock of Company and Seller desires to sell and the Company desires to redeem 1,250,000 of said shares (the "Seller Shares") upon the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants, representations, warranties, conditions, and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Seller mutually agree as follows:

  Purchase and Sale of the Shares: On the terms and subject to the conditions of this Agreement and in reliance upon the representations and warranties of the parties herein, at the Closing (as such term is hereinafter defined), Seller shall sell, transfer, convey and deliver to the Company, and the Company shall purchase from Seller the Seller Shares.
  Purchase Price: As payment in full by the Company for the Seller Shares, the Company shall pay to Seller the aggregate sum of FIVE MILLION FORTY THOUSAND AND 00/100 DOLLARS ($5,040,000.00) ("Purchase Price") in cash or immediately available funds on the Closing Date.
  Closing. The closing of the transactions contemplated herein (the "Closing") shall be held at the offices of A.T. Cross Company, 1 Albion Road, Lincoln, Rhode Island 02865, on July 7, 2010, at 10:00 am, or at such other time, date and/or place as Seller and the Company shall mutually agree (the "Closing Date").
  Seller's Deliverables. The Company's obligations under this Agreement shall be contingent upon Seller's delivery to the Company at the Closing of evidence of appropriate transfer documents, in form and substance reasonably acceptable to the Company, transferring the Seller Shares to the Seller;
    a Stock Power duly executed by Seller pursuant to which Seller shall transfer to the Company all right, title and interest in the Seller Shares to the Company as of the Closing Date with full power to transfer the Seller Shares on the books of the Company; and
    such other documents or certificates as the Company may reasonably request.

  1 Including shares held by family members.

  Representations and Warranties of the Seller. To induce the Company to purchase the Seller Shares, Seller hereby represents and warrants to the Company as follows:
    That all of the Seller Shares are owned by Seller of record free and clear of all pledges, liens, trusts (constructive and otherwise), options and other encumbrances and adverse claims of every name, nature and description (hereinafter "Liens");
    That all consents, approvals, authorizations and orders necessary for (i) the execution and delivery by Seller of this Agreement, (ii) the performance of Seller's obligations hereunder, and (iii) the sale and delivery of the Seller Shares to the Company, have been duly obtained;
    That Seller has the full right, power, authority and capacity (i) to enter into this Agreement, (ii) to perform all of Seller's obligations hereunder, and (iii) to sell, assign, transfer and deliver the Seller Shares pursuant to, and in accordance with, this Agreement;
    That upon delivery of the Seller Shares by Seller to the Company hereunder, the Company will have good and valid title to the Seller Shares, free and clear of all Liens;
    That this Agreement has been duly executed by Seller and constitutes the Seller's legal, valid and binding obligation, enforceable against Seller in accordance with its terms; and
    The execution and delivery by Seller of this Agreement and the performance by Seller of his obligations hereunder will not, or with the giving of notice or the lapse of time or both, would not result in the creation or imposition of any lien, claim, restriction, charge or encumbrance upon the Seller Shares.
  Representation and Warranties of the Company.
    The Company has all requisite corporate power and authority to enter into, deliver and perform this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect or by the availability of equitable remedies.
    The transactions contemplated by this Agreement will not cause either (i) the Company to become insolvent, or (ii) the total assets of the Company to be less than the sum of its total liabilities plus the amount that would be needed, if the Company were to be dissolved, to satisfy the preferential rights, if any, of the Company's shareholders.
  Survival of Representations and Warranties. The representations and warranties of Seller contained in this Agreement shall survive the Closing

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  Indemnification. Each party to this Agreement shall indemnify, defend and hold harmless the other party from and against all liabilities, losses, and damages, together with all reasonable costs and expenses related thereto (including without limitation, reasonable attorneys' fees and expenses) arising from the breach or inaccuracy of any representation and warranties made herein.
  Entire Agreement; Amendment. This Agreement constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the purchase of the Shares. This Agreement may not be amended, modified, waived, discharged or terminated except by an instrument in writing signed by the party or a duly authorized officer of a corporate party against whom enforcement of the change, waiver, discharge or termination is sought. Each of Seller and the Company acknowledge and agree that except as expressly set forth in this Agreement, neither party has any claims or rights against the other.
  Governing Law. The parties agree that this Agreement is hereby deemed to be executed in the State of Rhode Island, the state where the Company is incorporated and has its principal office, and shall be governed by and construed in accordance with the laws of the State of Rhode Island, without reference to such State's choice of law provisions. Should it become necessary to file legal action to enforce this Agreement, the Seller and the Company agree that such legal action may be filed only in the State of Rhode Island, and each consents to the jurisdiction of the state courts of the State of Rhode Island and the United States Federal District Court, District of Rhode Island, to hear and determine any such action.
  Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, each of the parties hereto and their respective legal representatives, successors and assigns.
  Notices. Any notice or communication given pursuant to this Agreement shall be in writing and shall be sufficiently given if personally delivered, sent by facsimile or other means of electronic transmission with confirmation of such transmission, or sent by certified mail, postage prepaid, return receipt requested, to the other party at the address first set forth above, or to such other address as such party may hereafter designate.
  Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, and all such counterparts together shall constitute but one agreement.
  Captions/Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.
  Fees and Expenses. Each of Seller and the Company shall pay its own fees and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated herein including, without limitation, counsel fees; provided however, the Company shall pay any fees incurred as a result of obtaining a fairness opinion, with respect to the transactions contemplated hereby.

[Signatures appear on the following page]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed and delivered as of the date and year first above written.
witness: Name:	SELLER: Galal Doss GALAL DOSS Galal Doss
witness: GARY S. SIMPSON Name: Gary S. Simpson	THE COMPANY: A.T. Cross Company By: DAVID G. WHALEN Name: David G. Whalen Title: President and CEO

[Signature Page - Stock Redemption Agreement - Galal Doss]